SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                September 8, 1999
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

UTAH                               000-28452                          41-1823559

(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)



            9850 51st Avenue North, Suite 110, Minneapolis, MN 55442
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

          On September 9, 1999, United Shipping & Technology, Inc. issued the press release attached hereto as exhibit 99.1 and incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

                     Exhibit No.           Description

                         99.1              Press Release dated September 9, 1999

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: September 13, 1999                 By:    /s/ Kenneth D. Zigrino
                                            --------------------------
                                         Name:  Kenneth D. Zigrino
                                         Title: Vice President-Administration,
                                                General Counsel and Secretary

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                                INDEX TO EXHIBITS


         EXHIBIT NUMBER

                  99.1              Press Release dated September 9, 1999